WARRANT AGREEMENT


     WARRANT AGREEMENT dated as of January 31, 1996 between Delaware Otsego Corporation, a New York corporation (the "Issuer"), and Creditanstalt Corporate Finance, Inc., a Connecticut corporation (the "Initial Holder," and together with any other registered holders of Warrants or Warrant Shares (each as hereinafter defined) from time to time, the "Holders").

                        W I T N E S S E T H :

     WHEREAS, the Issuer has executed a Deficiency Guarantee dated as of the date hereof (the "Guarantee") in favor of the Initial Holder, as agent (the "Agent") for certain lenders (the "Lenders") party to a certain Credit Agreement dated as of the date hereof (as amended, modified and supplemented from time to time, the "Credit Agreement") among The Toledo, Peoria and Western Railroad Corporation and Toledo, Peoria and Western Railway Corporation (together, the "Borrowers"), the Agent and the Lenders, pursuant to which Guarantee the Issuer has guaranteed, among other things, the collection of the amounts due and becoming due under the Credit Agreement.

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Issuer shall (i) issue and deliver to the Initial Holder Warrants evidencing rights to purchase in the aggregate, 60,000 shares of the Common Stock of the Issuer on a fully diluted basis.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1. Definitions. As used in this Warrant Agreement, terms defined in the Credit Agreement shall, unless the context otherwise requires, have such defined meanings when used herein and the following terms shall have the following meanings:

          "Affiliated Transferee" shall mean, with respect to a Holder, an Affiliate of such Holder or a partnership or corporation or other entity whose partners, stockholders or members, as the case may be, are Affiliates, officers, directors or employees of such Holder.

          "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of the Issuer and any and all warrants or options to purchase any of the foregoing.

          "Commission" shall mean the Securities and Exchange
     Commission or any entity succeeding to any or all of its
     functions under the Securities Act.
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          "Common Stock" shall mean the shares of common stock, par
     value $0.0125 per share, of the Issuer.

          "Effective Date" shall mean the Effective Date under the Credit Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute.

          "Exercise Price" shall mean the exercise price of a Warrant, which shall be $10.00 per share, subject to adjustment as provided in Section 12.

          "Majority Holders" shall mean the Holders which own, individually or in the aggregate, more than 50% of the outstanding Warrants and Non-Public Warrant Shares.

          "Non-Public Warrant Shares" shall mean Warrant Shares that have not been sold to the public and bear the legend set forth in Section 14(b).

          "Public Offering" shall mean a public offering of securi-

     ties by the Issuer for cash under a registration statement filed and declared effective under the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute.

          "Subordinated Notes" shall mean the Issuer's 6.5%
     Convertible Subordinated Notes due September 1, 2003, which notes are in the aggregate principal amount outstanding as of the date hereof of $3,580,000.

          "Warrant" shall mean a warrant issued pursuant to this Agreement entitling the Holder thereof to purchase from the Issuer at the Warrant Office one share of Common Stock (subject to adjustment as provided in Section 12) at the Exercise Price at any time.

          "Warrant Agreement" shall mean this Warrant Agreement, between the Issuer and the Initial Holder, and as amended, modified or supplemented from time to time.

          "Warrant Certificate" shall mean a certificate evidencing one or more Warrants, substantially in the form of Exhibit A hereto, with such changes therein as may be required to reflect any adjustments made pursuant to Section 12.

          "Warrant Office" shall mean the office or agency of the Issuer at which the Warrant Register shall be maintained and where the Warrants may be presented for exercise, exchange, substitution and transfer, which office or agency will be the

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     office of the Issuer at 1 Railroad Avenue, Cooperstown, New York
     13326, which office or agency may be changed by the Issuer pursuant to notice in writing to the Persons named in the Warrant Register as the Holders.

          "Warrant Register" shall mean the register, substantially in the form of Exhibit B hereto, maintained by the Issuer at the Warrant Office.

          "Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrants, as the number of such shares may be adjusted from time to time pursuant to Section 12.

     Section 2. Representations and Warranties. The Issuer hereby represents and warrants as follows:

          (a) The Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York, has the corporate power and authority to execute and deliver this Agreement and the Warrant Certificates, to issue the Warrants and the Warrant Shares and to perform its obligations under this Agreement and the Warrant Certificates.

          (b) The execution, delivery and performance by the Issuer of this Agreement and the Warrant Certificates, the issuance of the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants have been duly authorized by all necessary corporate action and do not violate, or result in a breach of, or constitute a default under, or require any consent under, or result in the creation of a Lien upon the assets of the Issuer pursuant to, (A) any provision of law or the certificate or articles of incorporation or the by-laws of the Issuer, (B) any order of any court, or any rule, regulation or order of any other agency of government or (C) any provision of any indenture, agreement or other instrument to which the Issuer is a party, or by which the Issuer or any of its properties or assets are bound.

          (c) This Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally. When the Warrants and Warrant Certificates have been issued as contemplated hereby, (i) the Warrants and the Warrant Certificates will each constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with its terms and (ii) each of the Warrant Shares,

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     when issued upon exercise of the Warrants in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable shares of the Common Stock with no personal liability attaching to the ownership thereof.

          (d) On the Effective Date, the Issuer will have 1,740,000 shares of Common Stock outstanding, which shall constitute all of the outstanding Capital Stock of the Issuer, exclusive of the Warrants, and shares reserved for issuance under the Subordinated Notes and the Issuer's stock option plans.

     Section 3. Issuance of Warrants. On the Effective Date, the Issuer shall issue and deliver to the Initial Holder Warrants evidencing rights to purchase 60,000 shares of the outstanding Common Stock, subject to adjustment as provided in Section 12, at any time after the Effective Date, at a price per share equal to the Exercise Price. On the Effective Date, the Issuer shall deliver to the Initial Holder one or more Warrant Certificates evidencing such 60,000 Warrants.

     Section 4.  Registration, Transfer and Exchange of Certificates.
 (a) The Issuer shall maintain at the Warrant Office the Warrant Register for registration of the Warrants and Warrant Certificates and transfer thereof. On the Effective Date, the Issuer shall register the outstanding Warrants and Warrant Certificates in the name of the Initial Holder. The Issuer may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof and the Warrants represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any person) for the purpose of any exercise thereof or any distribution to the Holder(s) thereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

          (b) Subject to Section 14, the Issuer shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificate(s) evidencing such Warrants to the Issuer at the Warrant Office, accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to it, duly executed by the Holder thereof or by the duly appointed legal representative thereof. Upon any such registration of transfer, (i) new Warrant Certificate(s) evidencing such transferred Warrants shall be issued to the transferee(s) and the surrendered Warrant Certificate(s) shall be canceled and (ii) each such transferee shall be party hereto and shall have the rights and obligations of a Holder hereunder. If less than all the Warrants evidenced by a Warrant Certificate surrendered for transfer are to be transferred, a new Warrant Certificate or Certificates shall be issued to the Holder surrendering such Warrant Certificate evidencing such remaining number of Warrants.

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          (c)  Warrant Certificates may be exchanged at the option of the Holder(s) thereof, when surrendered to the Issuer at the Warrant Office, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

          (d) No charge shall be made for any such transfer or exchange except for any tax or other governmental charge imposed in connection therewith. Except as provided in Section 14(b), each Warrant Certificate issued upon transfer or exchange shall bear the legend set forth in Section 14(b) if the Warrant Certificate presented for transfer or exchange bore such legend.

     Section 5. Mutilated or Missing Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Issuer shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Issuer of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity reasonably satisfactory to it. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp tax and other governmental duties that may be imposed in relation thereto shall be borne by the Holder(s) of such Warrant Certificate. Each Warrant Certificate issued in any such substitution shall bear the legend set forth in Section 14(b) if the Warrant Certificate for which such substitution was made bore such legend.

     Section 6. Duration and Exercise of Warrants. (a) The Warrants evidenced by a Warrant Certificate shall be exercisable from time to time in whole or in part by the Holder thereof on any Business Day after the Effective Date.

          (b) Subject to the provisions of this Agreement, upon presentation of the one or more Warrant Certificates evidencing the Warrants to be exercised by a Holder, with the form of election to purchase on the reverse thereof duly completed and signed, to the Issuer at the Warrant Office, and upon payment of the aggregate Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised in lawful money of the United States of America, the Issuer shall issue and cause to be delivered to or upon the written order of such Holder of such Warrants and in such name or names as such Holder may designate, a certificate for the fully paid and nonassessable Warrant Shares issuable upon such exercise of such Warrants. Any Person(s) so designated to be named therein shall be deemed to have become holder(s) of record of such Warrant Shares as of the date of exercise of such Warrants. Notwith-standing anything to the contrary contained herein, in lieu of payment

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of the applicable Exercise Price, the Holder may elect to return to the Company Warrants having an aggregate fair market value equal to the applicable Exercise Price for the number of Warrant Shares in respect of which Warrants are being exercised.

          (c) If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. Each new Warrant Certificate so issued shall bear the legend set forth in Section 14(b) if the Warrant Certificate presented in connection with partial exercise thereof bore such legend. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

          (d) Notwithstanding any other provision of this Agreement, the Initial Holder or any Affiliated Transferee of the Initial Holder of Warrants may exercise Warrants solely to the extent such exercise would not result in the Initial Holder or such Affiliated Transferee of the Initial Holder holding, directly or indirectly, in excess of 4.99% of any class of the outstanding Common Stock (or voting stock) of the Issuer, except for an exercise in connection with (i) a widely dispersed public offering of the Warrant Shares or (ii) a private placement or sale, including pursuant to Rule 144A under the Securities Act, so long as the transferee and its affiliates do not collectively acquire from such Initial Holder or such Affiliated Transferee of the Initial Holder more than 2% of the Common Stock or voting stock of the Issuer pursuant to such transfer.

     Section 7. Fractional Shares. The Issuer shall not be required to issue fractional shares of Common Stock upon exercise of the Warrants but shall pay for any such fraction of a share an amount in cash equal to the current market price per share of Common Stock of such share (determined in accordance with the provisions of Section 12(d)) multiplied by such fraction.

     Section 8. Payment of Taxes. The Issuer will pay all taxes attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants; provided, that the Issuer shall not be required to pay (i) any income taxes which may be payable by the Holder with respect to any gain realized upon such Holder's exercise of the Warrants and (ii) any transfer taxes which may be payable as a result of any transfer involved in the issuance of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the Holder thereof.

     Section 9. No Stockholder Rights. Except as expressly provided herein, nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders, with respect to the Warrants (prior to their exercise into Warrant Shares), the right to vote or to consent or to receive notice as a stockholder

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in respect of the meetings of stockholders or the election of directors of the Issuer or any other matter, or any rights whatsoever as a stockholder of the Issuer.

     Section 10.  Reservation and Issuance of Warrant Shares.  (a)
The Issuer will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the maximum number of shares of Common Stock deliverable upon exercise of all outstanding Warrants.

          (b) Before taking any action which would cause an adjustment pursuant to Section 12 reducing the Exercise Price below the then par value (if any) of the Warrant Shares issuable upon exercise of the Warrants, the Issuer will take any corporate action which may be necessary in order that the Issuer may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          (c) The Issuer covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof. The Issuer further covenants that at or prior to the time of its issuance of Warrant Shares to a Holder as provided in this Agreement, it will provide to such Holder a written opinion of the Issuer's counsel to the effect that, upon such issuance, such Warrant Shares, will be validly issued and outstanding, fully paid and nonassessable and free of preemptive rights.

     Section 11. Obtaining of Governmental Approvals and Stock Exchange Listings. The Issuer will, at its own expense, from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of Governmental Authorities which may be or become required in connection with the issuance, sale, transfer and delivery of the Warrant Certificates and the exercise of the Warrants and the issuance, sale, transfer and delivery of the Warrant Shares and all action which may be necessary so that such Warrant Shares, immediately upon their issuance upon the exercise of the Warrants, will be listed on each securities exchange, if any, on which the Common Stock is then listed.

     Section 12. Adjustment of Exercise Price and Number of Warrant Shares Purchasable. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 12. For purposes of this Section 12, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Issuer and any other Capital Stock of the Issuer, however designated, that has the right (subject to any prior

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rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Issuer without limit as to per share amount.

     (a) In the event that the Issuer shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) split or subdivide the outstanding Common Stock; (iii) combine the outstanding Common Stock into a smaller number of shares; (iv) make a distribution on its Common Stock in shares of its capital stock other than Common Stock; or (v) issue by reclassification of its Common Stock any shares of its capital stock, the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the time of the record date for such dividend or of the effective date of such split, subdivision or combination, but without giving effect thereto, and the denominator of which shall be the number of shares of Common Stock outstanding at the time of the record date for such dividend or the effective date of such split, subdivision or combination, after giving effect thereto. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If after an adjustment a Holder upon exercise of its Warrants may receive shares of two or more classes of capital stock of the Issuer, the Issuer shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) In the event that the Issuer shall at any time after the date of this Agreement (i) issue any shares of Common Stock (other than (w) Warrant Shares, (x) shares issuable upon exercise of options by management or employees of the Issuer pursuant to its currently existing stock option plans, (y) shares issuable upon conversion of the outstanding Subordinated Notes, and (z) shares of the Issuer issued at a price per share equal to or greater than the Exercise Price) or (ii) issue options, rights or warrants to subscribe for or purchase Common Stock (or securities convertible into Common Stock), the Exercise Price in effect at the time of such issuance shall be adjusted so that each Holder of a Warrant exercised shall be entitled to receive the aggregate number of shares of Common Stock which would result in the ratio of (x) the number of shares of Common Stock such Warrant is exercisable into at the time of such issuance (after giving effect thereto) to (y) the number of shares of Common Stock outstanding, after giving effect to such issuance or the exercise of

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such options, rights or warrants, being equal to such ratio immediately prior to such issuance; and, in the event that, prior to the exercise of the Warrants, such shares or options, rights or warrants are not so issued, or any such option, right or warrant is canceled, including any such option, right or warrant outstanding on the Effective Date, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if the date of such issuance had not been fixed or such option, right or warrant had not been outstanding on the Effective Date.

          (c) In case the Issuer shall make a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Issuer is the surviving corporation) of evidences of its indebtedness or assets, each Warrant outstanding on the date of such distribution shall thereafter entitle the holder of such Warrant to receive a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock to which such Warrant was entitled immediately prior to such date of distribution and (ii) a fraction of which the numerator shall be the current market price per share of Common Stock (as defined in Section 12(d) hereof) on such date, prior to giving effect to such distribution, and of which the denominator shall be such current market price per share of Common Stock (as determined in accordance with subsection 12(d)) on such date, but after giving effect to such distribution. Such adjustment shall be made successively whenever a date for such distribution is fixed (which date of distribution shall be the record date for such distribution if a record date therefor is fixed); and, if such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such date of distribution had not been fixed.

          (d) For the purpose of any computation under this Agreement, the "current market price per share" of Common Stock on any date shall be deemed to be (i) the average of the daily closing prices for the 20 consecutive trading days, commencing before such date as reported on the Composite Transactions Tape, or (ii) if the Common Stock is not reported on the Composite Transactions Tape, the last sale price regular way of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on such securities exchange or, (iii) if the Common Stock is not listed or admitted to trading on such an exchange, the closing sales price, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Board of

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Directors of the Issuer for that purpose, or (iv) if no such prices are furnished, the higher of (x) the Exercise Price or (y) the fair market value of a share of Common Stock as determined by an independent investment banking firm or independent appraisal firm (in either case the cost of which engagement shall be borne by the Issuer) reasonably acceptable to the Majority Holders. In making its determination, such independent investment banking firm or such independent appraisal firm shall not consider items such as discounts for minority interests, lack of marketability of the Common Stock or restrictions on exercise of any options, rights or warrants to purchase Common Stock.

          (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, that, any adjustments which by reason of this Section 12(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 12 shall be made to the nearest hundredth of a share.

          (f) If at any time, as a result of an adjustment made pursuant to Section 12(a) hereof, any Holder of a Warrant thereafter exercised shall become entitled to receive any shares of the Issuer other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 12, and the provisions of this Agreement with respect to the Warrant Shares shall apply on like terms to such other shares.

          (g) Each Warrant outstanding immediately prior to any adjustment of the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Warrant Shares (calculated to the nearest hundredth) obtained by (A) multiplying the number of Warrant Shares purchasable upon exercise of a Warrant immediately prior to such adjustment of the number of Warrant Shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

          (h) In the event of any capital reorganization of the Issuer, or of any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or in case of the consolidation of the Issuer with or the merger of the Issuer with or into any other corporation or of the sale of the properties and assets of the Issuer as, or substantially as, an entirety to any other corporation, each Warrant shall after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale be exercisable, upon the terms and

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conditions specified in this Agreement, for the number of shares of stock or other securities or assets to which a Holder of the number of Warrant Shares purchasable (at the time of such capital reorganization, reclassification of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 12 with respect to the rights thereafter of the Holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrants. The Issuer shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Issuer) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to each Holder the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such Holder may be entitled and all other obligations of the Issuer under this Agreement.

          (i) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrant, Warrant Certificates theretofore or thereafter issued may continue to express the same Exercise Price per share and number and kind of shares are as stated on the Warrant Certificates initially issuable pursuant to this Agreement.

          (j) If any questions shall at any time arise with respect to the adjusted Exercise Price, the resolution of such question shall be determined by an independent certified public accountant of recognized national standing (the cost of which engagement shall be borne by the Issuer) reasonably acceptable to the Majority Holders and such determination shall be binding upon the Issuer and each Holder.

          (k) Anything in this Section 12 to the contrary notwithstanding, the Issuer shall be entitled to make such reductions in the Exercise Price or increase in the number of Warrant Shares purchasable upon the exercise of each Warrant, in addition to those adjustments required by this Section 12, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, or any issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, or any stock dividend, or any issuance of rights, options or warrants referred to hereinabove in this Section 12, hereinafter made by the Issuer to the holders of its Common Stock shall not be taxable to them.

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          (l)  In the event that, as a result of an adjustment of the
Exercise Price in respect of the occurrence of any event set forth in this Section 12, the Exercise Price to be in effect after such event pursuant to Section 12(a), (b) or (c) would be less than the par value of the Common Stock, the Exercise Price to be in effect following such event shall be the par value of the Common Stock and each Warrant shall thereafter evidence the right to purchase, at an Exercise Price equal to such par value, that number of Warrant Shares (calculated to the nearest hundredth) obtained by (A) multiplying the number of Warrant Shares purchasable upon exercise of a Warrant immediately prior to such adjustment of the number of Warrant Shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price (giving effect to any limitations on such adjustment theretofore made pursuant to this Section 12(l)) and (B) dividing the product so obtained by the Exercise Price which would have been in effect pursuant to Section 12(a), (b) or (c) but for the limitation on such adjustment required by this Section 12(l).

          Section 13. Notices to Holders. (a) Upon any adjustment of the Exercise Price pursuant to Section 12, the Issuer shall promptly, but in any event within 20 calendar days thereafter, cause to be given to each Holder, at its address appearing on the Warrant Register, by first-class mail, postage prepaid, a certificate signed by its chief financial officer setting forth the Exercise Price as so adjusted and the number of shares of Common Stock issuable upon the exercise of each Warrant as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13.

          (b)  In the event:

(i) the Issuer shall authorize the distribution to all holders of Common Stock of evidences of its indebtedness or assets (including, without limitation, cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock); or

(ii) of any consolidation or merger to which the Issuer is a party and for which approval of any stockholders of the Issuer is required, or of the conveyance or transfer of the properties and assets of the Issuer substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

(iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Issuer; or

(iv) the Issuer proposes to take any other action which would require an adjustment of the Exercise Price pursuant to Section 12(c);

then the Issuer shall cause to be given to each Holder at its address appearing on the Warrant Register, at least 20 calendar days prior to the applicable record date hereinafter specified by first-class mail, postage prepaid, a written notice stating (A) the date as of which the holders of record of Common Stock to be entitled to receive any such capital stock, rights, options, warrants or distribution are to be determined, or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares of securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to given the notice required by this Section 13(b) or any defect therein shall not affect the legality or validity of any capital stock, right, option, warrant, distribution, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

        (c)  The Issuer shall furnish to each Holder:

(i) as soon as available, but in any event within 90 calendar days after the end of each fiscal year of the Issuer, a copy of the report on Form 10-K (or its equivalent) for such fiscal year, which the Issuer shall have filed with the Securities and Exchange Commission;

(ii) as soon as available, but in any event not later than 45 calendar days after the end of each of the first three calendar quarters, copies of the reports on Form 10-Q (or its equivalent) for such quarter, which the Issuer shall have filed with the Securities and Exchange Commission; and

(iii) promptly upon the distribution thereof, a copy of the annual report of the Issuer for each year.

   Section 14. Restrictions on Transfer. (a) The Holders represent that they are acquiring the Warrants for their own account, for investment and not with a view to any distribution or public offering within the meaning of the Securities Act. The Holders acknowledge that the Warrants and the Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act and agree that they will not sell or otherwise transfer any of their Warrants or Warrant Shares except to an Affiliated Transferee or another transferee upon the terms and conditions specified herein and that they will cause any transferee thereof (including an Affiliated Transferee) to agree to take and hold the same subject to the terms and conditions specified herein.

        (b) Except as provided in Section 14(d) hereof, each Warrant Certificate and each certificate for the Warrant Shares issued to the Initial Holder or to a subsequent transferee pursuant to
Section 14(c) shall include a legend in substantially the following form; provided, that such legend shall not be required if such transfer is being made in connection with a sale which is exempt from registration pursuant to Rule 144 under the Securities Act or if the opinion of counsel referred to in Section 14(c) is to the further effect that neither such legend nor the restrictions on transfer in this Section 14 are required in order to ensure compliance with the Securities Act:

        "THE WARRANTS AND WARRANT SHARES REPRESENTED BY
        THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
        THE SECURITIES ACT OF 1933 OR ANY STATE
        SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED
        IN THE ABSENCE OF SUCH REGISTRATION OR AN
        EXEMPTION THEREFROM UNDER SUCH ACT AND ANY
        APPLICABLE STATE SECURITIES LAW. SUCH WARRANTS
        AND WARRANT SHARES MAY BE TRANSFERRED ONLY IN
        COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE
        WARRANT AGREEMENT, DATED AS OF JANUARY 31, 1996,
        BETWEEN THE ISSUER AND THE INITIAL HOLDER OF THE
        WARRANTS NAMED THEREIN, A COMPLETE AND CORRECT
        COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE
        PRINCIPAL OFFICE OF THE ISSUER AND WILL BE
        FURNISHED TO THE HOLDER HEREOF UPON WRITTEN
        REQUEST AND WITHOUT CHARGE.  THE WARRANTS AND
        WARRANT SHARES REPRESENTED BY THIS CERTIFICATE
        ARE SUBJECT TO CERTAIN OTHER TERMS AND CONDITIONS
        SET FORTH IN THE WARRANT AGREEMENT."

        (c) Prior to any proposed assignment, transfer or sale of any Warrant or any Warrant Shares, other than to an Affiliated Transferee, for which no notice or other action specified in this
Section 14(c) shall be required, the Holder thereof shall give written notice to the Issuer of such Holder's intention to effect such assignment, transfer or sale, which notice shall set forth the date of such proposed assignment, transfer or sale and the price to be paid to such Holder of such Warrants or Warrant Shares. Each Holder wishing to effect such a transfer of any Warrant or Warrant Shares shall also furnish to the Issuer (i) an agreement by the transferee thereof that it is taking and holding the same subject to the terms and conditions specified herein and (ii) a written opinion of such Holder's counsel to the effect that the proposed transfer may be effected without registration under the Securities Act or the securities laws of any state or other jurisdiction; provided, that no such opinion shall be required in connection with any transfer pursuant to Rule 144A under the Securities Act, and each request to register a transfer of Warrants or Warrant Shares pursuant to the exemption from registration provided by Rule 144A shall be deemed to be a representation by the purchaser and the seller that the transfer was effected in compliance with Rule 144A and that the transferee is a "qualified institutional buyer" as defined in Rule 144A.

        (d) The restrictions set forth in this Section 14 shall terminate and cease to be effective with respect to any Warrants or Warrant Shares registered under the Securities Act or as to which the proviso to Section 14(b) is applicable. Whenever such restrictions shall so terminate, each Holder of such Warrants or Warrant Shares shall be entitled to receive from the Issuer, without expense (other than transfer taxes, if any), Warrant Certificates or certificates for such Warrant Shares not bearing the legend set forth in Section 14(b) at which time the Issuer will rescind any transfer restrictions relating thereto.

        (e) With a view to making available to the Holders the benefits of certain rules and regulations of the Commission (including, without limitation, Rule 144 under the Securities Act) which may permit the sale of Warrant Shares to the public without registration, the Issuer agrees, after such time as a public market exists for the Common Stock, to take any and all such actions as may be required of it to make available to the Holders such benefits, including, without limitation, to:

(i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act or any successor provisions thereto;

(ii) file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act; and

(iii) furnish the Holders forthwith upon request a written statement by the Issuer as to its com-pliance with the reporting requirements of Rule 144 or any successor provision thereto, and of the Securities Act and the Exchange Act, a copy of the most recent annual and quarterly report of the Issuer with the Commission, and such other reports

                                   - 135 -
                       and documents of the Issuer and other information in the possession of or reasonably obtainable by the Issuer as the Holders may reasonably request in availing themselves of any rule or regulation of the Commission allowing the Holders to sell any such securities without registration.

   Section 15. Registration. (a) (i) If, at any time, the Issuer shall be requested in writing (which request shall state the intended method of disposition) by one or more Holders to effect the registration under the Securities Act of Non-Public Warrant Shares aggregating at least 50% of the outstanding Non-Public Warrant Shares (assuming exercise of all outstanding Warrants) issued pursuant to this Agreement (as adjusted to the date of such request), the Issuer shall promptly give written notice of such proposed registration to all of the Holders. Upon receipt of a request to effect registration as aforesaid, the Issuer shall, as expeditiously as possible, use its best efforts to effect registration on an appropriate form under the Securities Act of the Warrant Shares which the Issuer has been requested to register (i) in such request and (ii) in any response to such notice given by or on behalf of a Holder to the Issuer within 20 calendar days after the Issuer's giving of such notice, in order to permit the sale or other disposition of such Warrant Shares in accordance with the intended method of sale or other disposition described in such request and in any such response.

        (ii) The Issuer shall not be required to effect any registration requested pursuant to this Section 15(a) if the registration rights granted pursuant to this Section 15(a) have been exercised by the Holders on a previous occasion. The right of the Holders under this Section 15(a) shall not be deemed to have been exercised (x) if the requisite notice given by Holders pursuant to this Section 15(a) is withdrawn prior to the date of filing of a registration statement or if a registration statement filed by the Issuer under the Securities Act pursuant to this Section 15(a) is withdrawn prior to its effective date, in either case, by written notice to the Issuer from the Holders of not less than a majority of the Warrant Shares to be included or which are included in such registration statement, stating that such Holders have elected not to proceed with the offering contemplated by such registration statement because (A) general market conditions are unfavorable, (B) a development in the Issuer's affairs has occurred or has become known to such Holders subsequent to the date of the notice by the Holders to the Issuer requesting registration of Warrant Shares or the filing of such registration statement which, in the judgment of such Holders or the managing underwriter of the proposed public offering, adversely affects the market price or marketability of such Warrant Shares or
(C) a registration statement filed by the Issuer pursuant to this

Section 15(a), in the judgment of such Holders or the managing underwriter of the proposed public offering, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Issuer has not, promptly after written notice thereof, corrected such statement or omission in an amendment filed to such registration statement pursuant to Section 15(f), (y) if a registration statement pursuant to this Section 15(a) shall have become effective under the Securities Act and (A) the underwriters shall not purchase any Warrant Shares, because of a failure of condition contained in the underwriting agreement (other than a condition to be performed by the Holders) relating to the offering covered by such registration statement or (B) the offering of the Warrant Shares pursuant to such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court.

        (b) If the Issuer proposes to register any shares of its equity securities under the Securities Act (except pursuant to an exercise of the registration rights granted by Section 15(a) hereof and except pursuant to a registration statement filed on Form S-8 or Form S-4 or such other form as shall be prescribed under the Securities Act for the same purposes), it will at each such time given written notice to all of the Holders of its intention to do so and, upon the written request of any Holder given within 30 calendar days after the Issuer's giving of such notice (which request shall state the intended method of disposition thereof by the prospective sellers), the Issuer will use its best efforts to effect the registration of the Warrant Share which it shall have been so requested to register by including the same in such registration statement, all to the extent required to permit the sale or other disposition thereof in accordance with the intended method of sale or other disposition given in each such request. If the registration of which the Issuer gives notice pursuant to this Section 15(b) is for an underwritten public offering, only Warrant Shares which are to be included in the underwriting may be included in such registration, and the Issuer shall have the right to designate the underwriters (which shall be reasonably acceptable to the Majority Holders seeking to effect registration of Warrant Shares), including the managing underwriter(s), in any such underwritten public offering. It shall be a condition to the inclusion of any Holder's Warrant Shares in such underwriting that the Holder enter into an underwriting agreement in the customary form with the underwriter or underwriters selected by the Issuer; provided that any indemnity contained therein shall be only with respect to information relating to such Holder furnished to the Issuer in writing by such Holder expressly for use in the regis-

tration statement, any prospectus, or preliminary prospectus contained therein or any amendment or any supplement thereto.

        (c) If the Issuer's managing underwriters shall advise the Issuer and the Holders in writing that the inclusion in any registration pursuant to this Agreement of some or all of the Warrant Shares sought to be registered by the Holders requesting such registration creates a substantial risk that the proceeds or price per unit the Issuer will derive from such registration will be reduced or that the number of securities to be registered (including those sought to be registered at the instance of the Issuer and any other party entitled to participate in such registration as well as those sought to be registered by the Holders) is too large a number to be reasonably sold, the Issuer will include in such registration to the extent of the number which the Issuer is so advised can be sold in such offering:

(i) if such registration is pursuant to Section 15(a) hereof, (A) first, Warrant Shares requested to be included in such registration, pro rata, among the Holders in proportion to the number of Warrant Shares sought to be registered by all such Holders and (B) second, shares of Common Stock sought to be registered at the instance of the Issuer and any other party entitled to participate in such registration, pro rata among the sellers in pro-portion to the number of shares of Common Stock sought to be registered by all such sellers; or

(ii) if such registration is pursuant to Section 15(b), first, the number of shares of Common Stock sought to be registered by each of the Issuer and the Holders, pro rata among the Issuer and each Holder in proportion to the number of shares of Common Stock sought to be registered by the Issuer and all such Holders, and then, the number of shares of Common Stock sought to be registered by each other seller (which term shall include each holder of shares of Common Stock other than the Issuer and the Holders), pro rata among each other seller in proportion to the number of shares of Common Stock sought to be registered by all such other sellers.

        (d) If a registration under Section 15(a) or 15(b) shall be in connection with an underwritten public offering, each Holder of Warrant Shares shall be deemed to have agreed by acquisition of such Warrant Shares not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Warrant Shares, and to use such Holder's best efforts not to effect any such public sale or distribution of any other equity security of the Issuer or of any security convertible into or exchangeable or exercisable for any equity security of the Issuer (other than as part of such underwritten public offering) within seven calendar days before or 90 calendar days after the effective date of such registration statement (and the

                                   - 138 -
Issuer hereby also so agrees and agrees to cause each holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Issuer purchased from the Issuer at any time other than in a public offering so to agree).

        (e) As a condition to the inclusion of a Holder's Warrant Shares in any registration statement, each Holder requesting registration thereof will furnish to the Issuer such information with respect to such Holder as is required to be disclosed in the registration statement (and the prospectus included therein) by the applicable rules, regulations and guidelines of the Commission. Failure of a Holder to furnish such information shall not affect the obligations of the Issuer under this Section 15 to the remaining Holders who furnish such information.

        (f) If and whenever the Issuer is required to use its best efforts to effect the registration of Warrant Shares under the Securities Act, the Issuer shall:

(i) as expeditiously as possible, prepare and file with the Commission (in the case of a registration pursuant to Section 15(a), not later than 60 calendar days after the requisite request therefor) a registration statement on the appropriate form with respect to such Warrant Shares and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;

(ii) as expeditiously as possible, prepare and file with the Commission such amendments and supplements (including post-effective amendments and supplements) to the registration statement covering such Warrant Shares and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Warrant Shares covered by such registration statement until such time as all of the Warrant Shares registered thereunder have been disposed of in accordance with the intended method of disposition of the sellers set forth therein;

(iii) as expeditiously as possible, furnish to each seller of such Warrant Shares registered, or to be registered, under the Securities Act, and to each underwriter, if any, of such Warrant Shares such number of copies of a prospectus and preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such seller or underwriter may reasonably request, in order to facilitate the public sale or other disposition of such Warrant Shares;

(iv) as expeditiously as possible notify each seller of such Warrant Shares if, at any time when a prospectus relating to such Warrant Shares is required to be delivered under the Securities Act, any event shall have occurred as a result of which the prospectus then in use with respect to such Warrant Shares would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or for any other reason it shall be necessary to amend or supplement such prospectus in order to comply with the Securities Act and prepare and furnish to all sellers a reasonable number of copies of a supplement to or an amendment of such prospectus which will correct such statement or omission or effect such compliance;

(v) as expeditiously as possible, use its best efforts to register or qualify such Warrant Shares under such other securities or blue sky laws of such jurisdictions as such seller shall reasonably request (insofar as the registration thereof shall be permitted under applicable law) and do any and all other acts and things which may be necessary or desirable to enable such seller to consummate the public sale or other disposition in each such jurisdiction of the Warrant Shares included in the registration statement; provided, that, the Issuer shall not be required to consent to the general service of process or to qualify to do business in any jurisdiction where it is not then qualified;

(vi) use its best efforts to keep the Holders of such Warrant Shares informed of the Issuer's best estimate of the earliest date on which such registration statement or any post-effective amendment or supplement thereto will become effective and will promptly notify such Holders and the managing underwriters, if any, participating in the distri-bution pursuant to such registration statement of the following: (A) when such registration statement or any post-effective amendment or supplement thereto becomes effective or is approved; (B) of the issuance by any competent authority of any stop order suspending the effectiveness or qualification of such registration statement or the prospectus then in use or the initiation or threat of any proceeding for that purpose; and (C) of the suspension of the

                                   - 140 -
                    qualification of any Warrant Shares included in such registration statement for sale in any jurisdiction;

(vii) furnish to the sellers of such Warrant Shares, on the date that such Warrant Shares are delivered to the underwriters for sale in connection with a registration, if such Warrant Shares are being sold through underwriters or, if such Warrant Shares are not being sold through underwriters, on the date that the registration statement with respect to such Warrant Shares becomes effective, (A) an opinion of the independent counsel representing the Issuer for the purposes of such registration, dated such date, in form and substance as is customarily given by counsel to underwriters in an underwritten public offering, and (B) a "comfort" letter dated such date from the independent public accountants who have certified the Issuer's financial statements included in the registration statement, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering;

(viii) make available to its security holders, as soon as practicable, an earnings statement covering a period of at least twelve months which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(ix) cooperate with the sellers of such Warrant Shares and the underwriters, if any, of such Warrant Shares, give each seller of such Warrant Shares, and the underwriters, if any, of such Warrant Shares or, if there is no underwriter, the sellers, and their respective counsel and accountants, such access to its books and records and such opportunities to discuss the business of the Issuer with its officers and independent public accountants as shall be necessary to enable them to conduct a reasonable investigation within the meaning of the Securities Act, and in the event that Warrant Shares are to be sold in an underwritten offering, enter into an underwriting agreement containing customary representations and warranties, covenants, conditions and indemnification provisions; and

(x)                 in the case of the registration effected pursuant to
                    Section 15(a) and each registration of Warrant Shares pursuant to Section 15(b), pay all costs and expenses incident to the performance and compliance by the

                    Issuer of this Section 15, including, without limitation, (A) all registration and filing fees; (B) all printing expenses; (C) all fees and disbursements of counsel and independent public accountants for the Issuer; (D) all blue sky fees and expenses (including fees and expenses of counsel in connection with blue sky surveys); (E) the entire expense of any special audits required by the rules and regulations of the Commission; (F) the cost of distributing prospectuses in preliminary and final form as well as any supplements thereto; (G) the fees and expenses of one counsel for the Holders of the Warrant Shares being registered and (H) underwriting discounts and commis-sion relating to the Warrant Shares sold.

        (g) (i) the issuer will indemnify and hold harmless each seller thereof and each other person, if any, who controls such seller within the meaning of the Securities Act or the Exchange Act from and against any and all losses, claims, damages, liabilities and legal and other expenses (including costs of investigation) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Warrant Shares were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such seller and furnished to the Issuer in writing by such seller expressly for use therein.

        (ii) it shall be a condition to the obligation of the Issuer to effect a registration of Warrant Shares under the Securities Act pursuant hereto that each seller, severally and not jointly, indemnify and held harmless the issuer and each person, if any, who controls the issuer within the meaning of the Securities Act or the Exchange Act to the same extent as the indemnity from the Issuer in the foregoing paragraph (i), but only with reference to information relating to such seller furnished to the Issuer in writing by such seller expressly for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto.

        (iii) In case any claim shall be made or any proceeding (including any governmental investigation) shall be instituted involving any indemnified party in respect of which indemnity may be sought pursuant to this Section 15(g), such indemnified party shall promptly notify the indemnifying party in writing of the same; provided, that failure to notify the indemnifying party shall not relieve it from any liability it may have to an indemnified party otherwise that under this Section 15(g). The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party in such proceeding and shall pay the fees and disbursements of such counsel. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (iii) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; provided, that the Issuer shall not be liable for the fees and disbursements of more than one additional counsel for all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

   Section 16.  Amendments and Waivers.  Any provisions of this
Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by the Issuer and the Majority Holders; provided, that the Exercise Price may not be increased or the number of Warrant Shares issuable upon exercise of the Warrants may not be reduced (except pursuant to Section 12 hereof) and this Section may not be amended except with the consent of all the Holders.

   Section 17. Specific Performance. The Holders shall have the right to specific performance by the Issuer of the provisions of this Agreement. The Issuer hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Issuer for specific performance of this Agreement by the Holders.

   Section 18. Notices. (a) Any notice or demand to be given or made by the Holders to or on the Issuer pursuant to this Agreement shall be sufficiently given or made if sent by mail, first-class or registered, postage prepaid, addressed to the Issuer at the Warrant Office.

        (b) Any notice to be given by the Issuer to the Holders shall be sufficiently given if sent by first-class mail, postage prepaid, addressed to such Holder as such Holder's name and address shall appear on the Warrant Register or the Common Stock registry of the Issuer, as the case may be.

   Section 19. Binding Effect. This Agreement shall be binding upon and insure to the sole and exclusive benefit of the Issuer, its successors and assigns, and each Holder from time to time party hereto.

   Section 20. Continued Validity. This Agreement shall remain in full force and effect notwithstanding the exercise of the Warrants by one or more Holders.

   Section 21. Counterparts. This Agreement may be executed in one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

   Section 22.    GOVERNING LAW.  THIS AGREEMENT AND EACH WARRANT
CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

   Section 23. Severability. Any provisions of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or rendered unenforceable such provision in any other jurisdiction.

   Section 24.    Benefits of This Agreement.  Nothing in this
Agreement shall be construed to give to any Person other than the Issuer and each Holder any legal or equitable right, remedy or claim under this Agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.



Date: January 31, 1996

                                    DELAWARE OTSEGO CORPORATION
                                    WALTER G. RICH
                                    --------------------------------------
                                    Walter G. Rich
                                    President and
                                    Chief Executive Officer




                                    CREDITANSTALT CORPORATE FINANCE, INC.,
                                    as a Holder
                                    CHRISTINA T. SCHOEN
                                    --------------------------------------
                                    Christina T. Schoen
                                    Vice President

                                    DIETER BOEHME
                                    --------------------------------------
                                    Dieter Boehme
                                    Senior Vice President

                         WARRANT CERTIFICATE
                         -------------------

THE WARRANTS AND WARRANT SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW. SUCH WARRANTS AND WARRANT SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT, DATED AS OF JANUARY 31, 1996, BETWEEN THE ISSUER AND THE INITIAL HOLDER OF THE WARRANTS NAMED THEREIN, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE. THE WARRANTS AND WARRANT SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED WARRANT AGREEMENT.


No. ___                                                60,000 Warrants

                         WARRANT CERTIFICATE

     This Warrant Certificate certifies that CREDITANSTALT CORPORATE FINANCE, INC., or registered assigns, is the registered holder of 60,000 Warrants (the "Warrants") to purchase Common Stock of DELAWARE OTSEGO CORPORATION, a Delaware corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer after the Effective Date referred to in the Warrant Agreement (the "Exercise Date") one fully paid and nonassess able share of the Common Stock of the Issuer (the "Warrant Shares") at an exercise price (the "Exercise Price") of $10.00 per Warrant Share payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer at 1 Railroad Avenue, Cooperstown, New York 13326, or such other address as the Issuer may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"). The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

     As more particularly described in the Warrant Agreement, the Issuer is entitled to purchase all or any part of the outstanding
Warrants on the terms and subject to the conditions specified in the Warrant Agreement.

     The Issuer may deem and treat the registered holder(s) of the Warrants evidenced hereby as the absolute owner(s) thereof (notwith-standing any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise and of any distribution to the holder(s) hereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

     Warrant Certificates, when surrendered at the Warrant Office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Issuer at the above-mentioned address, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the trans feree(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any transfer tax or other governmental charge imposed as a result of the transfer thereof.

     This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of January 31, 1996 (the "Warrant Agreement"), between the Issuer and the Initial Holder of Warrants named therein. Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

     IN WITNESS WHEREOF, the Issuer has caused this Warrant Certifi cate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.

Date: January 31, 1996

                                   DELAWARE OTSEGO CORPORATION
                                   WALTER G. RICH
                                   ---------------------------
                                   Walter G. Rich
                                   President and
                                   Chief Executive Officer




(CORPORATE SEAL)

ATTEST:
NATHAN R. FENNO
---------------------------
Nathan R. Fenno
Secretary

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )



          The foregoing instrument was acknowledged before me this 31st day of January, 1996 by Walter Rich, the President of Delaware Otsego Corporation, a Delaware corporation, on behalf of the Corporation.


                                        Ann B. Silva
                                   ----------------------
                                        Notary Public


My commission expires: May 31, 1996
                       ------------

                                                     ANNEX to Form

                                                           of
                                                   Warrant Certificate

                    [FORM OF ELECTION TO PURCHASE]

     (To be executed upon exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___ Warrant Shares and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $___________ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _______________ whose address is _______________________________ and that such certificate be delivered to _______________________ whose address is _____________________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ________________________ whose address is
____________________________________ and that such Warrant Certificate be delivered to __________________________ whose address is
__________________________________________.


          Signature:
                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

Date:
     ----------------

                                                         EXHIBIT B
                                                             TO
                                                     WARRANT AGREEMENT

                                WARRANT REGISTER



                    Original Number
Warrant             of Warrants and   Certificate        Names and Addresses
Certificate No.     Warrant Shares    Legended (Y/N)     of Warrant Holders
------------------- ----------------- ------------------ -------------------